Exhibit (a)(30)

TO BE EFFECTIVE AT 5:00 P.M. ON JUNE 28, 2013

BMO FUNDS, INC.

AMENDMENT NO. 29

TO

ARTICLES OF INCORPORATION

The undersigned officer of BMO Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Section 180.1002 of the Wisconsin Statutes, the following Amendment of the Corporation’s Articles of Incorporation, as amended (the “Articles”) was duly adopted to create the BMO Aggressive Allocation Fund, BMO Aggressive Stock Fund, BMO Diversified Income Fund, BMO Diversified Stock Fund, BMO Growth Balanced Fund, BMO Moderate Balanced Fund, BMO Target Retirement 2010 Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2040 Fund and BMO Target Retirement 2050 Fund as eleven additional classes of common stock, each with Series Y, Series I, Series R-3 and Series R-6 series of shares.

“The Articles are hereby amended as follows:

Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a)             The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Investor Class

BMO Large-Cap Value Fund	Series Y	Indefinite
BMO Government Income Fund	Series Y	Indefinite
BMO Short-Intermediate Bond Fund	Series Y	Indefinite
BMO Mid-Cap Growth Fund	Series Y	Indefinite
BMO Prime Money Market Fund	Series Y	Indefinite
BMO Government Money Market Fund	Series Y	Indefinite
BMO Short-Term Income Fund	Series Y	Indefinite
BMO Large-Cap Growth Fund	Series Y	Indefinite
BMO Mid-Cap Value Fund	Series Y	Indefinite
BMO Intermediate Tax-Free Fund	Series Y	Indefinite
Marshall International Stock Fund	Series Y	Indefinite
BMO Small-Cap Growth Fund	Series Y	Indefinite
BMO Tax-Free Money Market Fund	Series Y	Indefinite
BMO Aggregate Bond Fund	Series Y	Indefinite
BMO Lloyd George Emerging Markets Equity Fund	Series Y	Indefinite
BMO TCH Core Plus Bond Fund	Series Y	Indefinite
BMO TCH Corporate Income Fund	Series Y	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO Ultra Short Tax-Free Fund	Series Y	Indefinite
BMO Small-Cap Value Fund	Series Y	Indefinite
BMO Dividend Income Fund	Series Y	Indefinite
BMO Monegy High Yield Bond Fund	Series Y	Indefinite
BMO Pyrford Global Strategic Return Fund	Series Y	Indefinite
BMO Pyrford International Stock Fund	Series Y	Indefinite
BMO Low Volatility Equity Fund	Series Y	Indefinite
BMO Short Tax-Free Fund	Series Y	Indefinite
BMO TCH Emerging Markets Bond Fund	Series Y	Indefinite
BMO Aggressive Allocation Fund	Series Y	Indefinite
BMO Aggressive Stock Fund	Series Y	Indefinite
BMO Diversified Income Fund	Series Y	Indefinite
BMO Diversified Stock Fund	Series Y	Indefinite
BMO Growth Balanced Fund	Series Y	Indefinite
BMO Moderate Balanced Fund	Series Y	Indefinite
BMO Target Retirement 2010 Fund	Series Y	Indefinite
BMO Target Retirement 2020 Fund	Series Y	Indefinite
BMO Target Retirement 2030 Fund	Series Y	Indefinite
BMO Target Retirement 2040 Fund	Series Y	Indefinite
BMO Target Retirement 2050 Fund	Series Y	Indefinite

Institutional Class

BMO Prime Money Market Fund	Series I	Indefinite
BMO Government Money Market Fund	Series I	Indefinite
BMO Tax-Free Money Market Fund	Series I	Indefinite
BMO Aggregate Bond Fund	Series I	Indefinite
BMO Government Income Fund	Series I	Indefinite
BMO Short-Intermediate Bond Fund	Series I	Indefinite
BMO Short-Term Income Fund	Series I	Indefinite
BMO Small-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Value Fund	Series I	Indefinite
BMO Large-Cap Growth Fund	Series I	Indefinite
BMO Large-Cap Value Fund	Series I	Indefinite
BMO Lloyd George Emerging Markets Equity Fund	Series I	Indefinite
BMO TCH Core Plus Bond Fund	Series I	Indefinite
BMO TCH Corporate Income Fund	Series I	Indefinite
BMO Ultra Short Tax-Free Fund	Series I	Indefinite
BMO Intermediate Tax-Free Fund	Series I	Indefinite
Marshall International Stock Fund	Series I	Indefinite
BMO Small-Cap Value Fund	Series I	Indefinite
BMO Dividend Income Fund	Series I	Indefinite
BMO Monegy High Yield Bond Fund	Series I	Indefinite
BMO Pyrford Global Strategic Return Fund	Series I	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO Pyrford International Stock Fund	Series I	Indefinite
BMO Low Volatility Equity Fund	Series I	Indefinite
BMO Short Tax-Free Fund	Series I	Indefinite
BMO TCH Emerging Markets Bond Fund	Series I	Indefinite
BMO Aggressive Allocation Fund	Series I	Indefinite
BMO Aggressive Stock Fund	Series I	Indefinite
BMO Diversified Income Fund	Series I	Indefinite
BMO Diversified Stock Fund	Series I	Indefinite
BMO Growth Balanced Fund	Series I	Indefinite
BMO Moderate Balanced Fund	Series I	Indefinite
BMO Target Retirement 2010 Fund	Series I	Indefinite
BMO Target Retirement 2020 Fund	Series I	Indefinite
BMO Target Retirement 2030 Fund	Series I	Indefinite
BMO Target Retirement 2040 Fund	Series I	Indefinite
BMO Target Retirement 2050 Fund	Series I	Indefinite

Retirement Class

BMO Aggressive Allocation Fund	Series R-3	Indefinite
BMO Aggressive Stock Fund	Series R-3	Indefinite
BMO Diversified Income Fund	Series R-3	Indefinite
BMO Diversified Stock Fund	Series R-3	Indefinite
BMO Growth Balanced Fund	Series R-3	Indefinite
BMO Moderate Balanced Fund	Series R-3	Indefinite
BMO Target Retirement 2010 Fund	Series R-3	Indefinite
BMO Target Retirement 2020 Fund	Series R-3	Indefinite
BMO Target Retirement 2030 Fund	Series R-3	Indefinite
BMO Target Retirement 2040 Fund	Series R-3	Indefinite
BMO Target Retirement 2050 Fund	Series R-3	Indefinite
BMO Aggressive Allocation Fund	Series R-6	Indefinite
BMO Aggressive Stock Fund	Series R-6	Indefinite
BMO Diversified Income Fund	Series R-6	Indefinite
BMO Diversified Stock Fund	Series R-6	Indefinite
BMO Growth Balanced Fund	Series R-6	Indefinite
BMO Moderate Balanced Fund	Series R-6	Indefinite
BMO Target Retirement 2010 Fund	Series R-6	Indefinite
BMO Target Retirement 2020 Fund	Series R-6	Indefinite
BMO Target Retirement 2030 Fund	Series R-6	Indefinite
BMO Target Retirement 2040 Fund	Series R-6	Indefinite
BMO Target Retirement 2050 Fund	Series R-6	Indefinite’”

This Amendment to the Articles of Incorporation of the Corporation was adopted by the Board of Directors on May 8, 2013 in accordance with Sections 180.1002 and 180.0602 of the Wisconsin Statutes. Shareholder approval was not required. Prior to this Amendment, none of the shares of the BMO Aggressive Allocation Fund, BMO Aggressive Stock Fund, BMO

Diversified Income Fund, BMO Diversified Stock Fund, BMO Growth Balanced Fund, BMO Moderate Balanced Fund, BMO Target Retirement 2010 Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2040 Fund or BMO Target Retirement 2050 Fund have been issued

Executed this 27th day of June 2013.

BMO FUNDS, INC.

By:	/s/ John M. Blaser
John M. Blaser, President

This instrument was drafted by:

Ellen Drought

Godfrey & Kahn, S.C.

780 N. Water Street

Milwaukee, Wisconsin 53202

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